Income Taxes (Tables)	12 Months Ended
Jul. 31, 2019
Income Taxes
SCHEDULE OF INCOME TAXES
	2019	2018

Net loss for the period	$(3,752,751)	$(2,685,782)
Federal and state income tax rates	21.00%	26.45%

Expected income tax recovery	(788,078)	(710,389)
Permanent differences	1,342,979	528,510
Change in estimates and others	120,554	225,902
Change in tax rates	178,289	(725,324)
Change in benefit not recognized	(853,744)	(223,421)

Total income tax recovery	$—	$(904,722)

The significant components of the Company's deferred income tax assets and liabilities are as follows:

	As at 31 July 2019	As at 31 July 2018

Deferred income tax asset
Net income tax operating loss carry forward	$150,000	$985,290
Deferred tax allowance	(150,000)	(985,290)
Deferred income tax liability
Brand and License	1,716,120	1,716,120

Net deferred income tax liability	$1,716,120	$1,716,120